UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

BYRNA TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40385	71-1050654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Burtt Road, Suite 115
Andover, MA 01810
(Address and Zip Code of principal executive offices)

(978) 868-5011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	BYRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On September 25, 2026, Byrna Technologies Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual meeting format. There were an aggregate of 17,091,057 shares of common stock present or represented by proxy at the Annual Meeting, which represented approximately 73.0% of the 23,404,754 shares of common stock outstanding and entitled to vote as of August 18, 2026, the record date for the Annual Meeting, and which constituted a quorum for the transaction of business. The final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 2, 2026 (the “Proxy Statement”), are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected each of the eight director nominees named in the Proxy Statement to serve on the Company’s Board of Directors until the 2027 annual meeting of stockholders or until his or her successor is duly elected and qualified. Due to the voting requirement of a majority of votes cast, abstained votes and broker non-votes did not count as votes against. The results of the election were as follows:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Conn Davis	8,999,615	1,560,614	1,248,431	5,282,397
Leonard Elmore	8,371,919	2,184,574	1,252,167	5,282,397
Herbert Hughes	8,389,836	2,172,999	1,245,825	5,282,397
TJ Kennedy	8,513,564	2,049,881	1,245,215	5,282,397
Rose Lopez Keravuori	9,664,496	636,367	1,507,797	5,282,397
Matthew McBrady, Ph.D.	11,639,985	122,946	45,729	5,282,397
Chris Lavern Reed	8,604,319	2,043,426	1,160,915	5,282,397
Adam Roth	8,508,040	1,939,224	1,361,396	5,282,397

Proposal 2 - Ratification of the Appointment of EisnerAmper LLP

The Company’s stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accountants for the fiscal year ending November 30, 2026. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
16,406,202	301,617	383,238

Proposal 3 – Approval, on a Non-Binding Basis, of the Compensation of the Company’s Executive Officers

The compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved on a non-binding basis. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
8,783,248	1,556,869	1,468,543	5,282,397

No other matters were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYRNA TECHNOLOGIES INC.

Date: September 29, 2026	By: /s/ Laurilee Kearnes Name: Laurilee Kearnes Title: Chief Financial Officer